UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 30, 2025

RUNWAY GROWTH FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 N. Michigan Ave., Suite 4200

Chicago, Illinois 60601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (312) 281-6270

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market LLC
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market LLC
8.00% Notes due 2027	RWAYZ	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2025, Runway Growth Finance Corp. (the “Company”) entered into a new investment advisory agreement (the “New Advisory Agreement”) with Runway Growth Capital LLC (the “Adviser”), the external investment adviser to the Company. The New Advisory Agreement, which was approved by the Company’s stockholders at a meeting of stockholders held on January 23, 2025, was entered into in connection with the termination of the former investment advisory between the Company and the Adviser, dated April 7, 2021 (the “Original Advisory Agreement”), which terminated automatically in accordance with its terms as a result of a change of control of the Adviser, pursuant to which a newly formed entity, RGC Group Acquisition, LLC (“RGC Group Acquisition”), owned by BCP Special Opportunities Fund III Originations LP (“SOF III”), an investment fund affiliated with BC Partners Advisors L.P. (“BCPA”), acquired all of the outstanding equity interests in the Adviser (the “Transaction”).

There are no changes to the terms, including the fee structure and services to be provided, of the Original Advisory Agreement in the New Advisory Agreement, other than the date and term of the New Advisory Agreement as compared to the Original Advisory Agreement.

The foregoing description of the New Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Advisory Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On January 30, 2025, the Adviser issued a press release announcing the closing of the Transaction pursuant to which RGC Group Acquisition, owned by SOF III, an affiliate of BCPA, acquired all of the outstanding equity interests of the Adviser.

Pursuant to the terms of the Transaction, the Adviser will continue to operate independently and serve as the external investment adviser to the Company with the current leadership and investment teams remaining in place. The full text of the press release issued by the Adviser is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference; provided, however, that information contained on any website referenced in Exhibit 99.1 is not incorporated by reference into this communication.

The information disclosed under this Item 7.01, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Third Amended and Restated Investment Advisory Agreement by and between Runway Growth Finance Corp. and Runway Growth Capital LLC, dated January 30, 2025.
99.1	Press Release, dated January 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2025	RUNWAY GROWTH FINANCE CORP.

	By:	/s/ Thomas B. Raterman
Thomas B. Raterman Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary